Exhibit 99.1

NYSE: LPI www.laredopetro.com Investor Update September 2013

NYSE: LPI www.laredopetro.com Welcome Ron Hagood Director, Investor Relations 2

NYSE: LPI www.laredopetro.com This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the “Company”, “Laredo” or “LPI”) assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from the Company’s drilling activities, it’s ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, Form 10-Q for quarter ended June 30, 2013, Rule 424(5) prospectus supplement filed August 8, 2013 and Laredo’s other public filings with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, the Company may use the terms “unproved reserves”, “resource potential”, “estimated ultimate recovery”, “EUR” or other descriptions of volumes of reserves, which the SEC guidelines restrict from being included in filings with the SEC. The Company does not choose to include unproved reserve estimates in its filings with the SEC. “Unproved reserves” refers to the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “resource potential” is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, or “EUR”, refers to the Company’s internal estimates of per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. Unproved reserves, EURs and resource potential, may not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the Company’s interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, EURs and resource potential may change significantly as development of the Company’s core assets provide additional data. In addition, the Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. Additionally, the Company may use the term “de-risked” to signify areas where it believes it has reduced the risk and uncertainty of development potential, including through additional drilling, core analysis, seismic data or other means. However, the Company’s view regarding the development potential for any of its acreage may change significantly in the future. This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix. Forward-Looking / Cautionary Statements 3

NYSE: LPI www.laredopetro.com Investor Day Agenda Strategic Overview Randy A. Foutch Corporate Perspective Pat Curth Depositional History of Midland Basin Mark Elliott Geoscience Toolbox Jeff Tanner Historical Drilling Activity John Whitehead Reserves & Resource Potential Gary Smallwood Development Overview Jay Still Product Marketing Dan Schooley Financials Rick Buterbaugh Question & Answer Session Randy A. Foutch 4

NYSE: LPI www.laredopetro.com Strategic Overview Randy A. Foutch Chairman and Chief Executive Officer Laredo’s Approach to Superior Performance and Returns 5

NYSE: LPI www.laredopetro.com Strategic Approach 2006 – Laredo Petroleum Founded 2008 – Drilled first vertical Wolfberry wells and initiated collection of data and science library to support future horizontal program 2008 – Acquired initial ~4,000 acres in Permian Data Collection Development Delineation Deliberate Disciplined Delineation Development Deliberate Disciplined Delineation Development 6

NYSE: LPI www.laredopetro.com Laredo Petroleum Today • High-quality acreage position in the fairway of the Midland Basin • Top-tier well results in multiple horizons • Significant resource potential: >10x existing reserves 1 • Transitioning to development manufacturing mode • Strong financial structure Concentrated Garden City acreage is in the heart of the Permian’s Midland Basin LPI acreage Delaware Basin Midland Basin 1 Based on LPI internal reserve estimates (2-stream) as of 6/30/2013, pro-forma for sale of Anadarko Basin properties, and estimated total resource potential of more than 2 Billion Bbls 7

NYSE: LPI www.laredopetro.com Activity / Action Outcome • Divested Anadarko Basin properties • Pure-play Midland Basin exposure • Transitioned from delineation to development • Industry-leading well results with top-tier unit operating costs • Strengthened management and technical team • Expanded bench – ready to accelerate development • Raised additional equity proceeds • Positioned to accelerate development program 2013 Accomplishments 8

# Experienced Leadership

## Executive Management

| | |
|---|---|
| **Randy Foutch** | Chairman & Chief Executive Officer |
| **Jay Still** | Director, President & Chief Operating Officer |
| **Rick Buterbaugh** | EVP & Chief Financial Officer |
| **Pat Curth** | SVP – Exploration & Land |
| **John Minton** | SVP – Reservoir Engineering |
| **Ken Dornblaser** | SVP & General Counsel |

## Non-Executive Board Members

**Peter Kagan**
*Managing Director – Energy*
*Warburg Pincus*

**James Levy**
*Managing Director – Energy*
*Warburg Pincus*

**B.Z. (Bill) Parker**
*Former Executive VP*
*Phillips Petroleum Company*

**Pam Pierce**
*Former President & COO*
*J.M. Huber Energy*

**Ambassador Francis Rooney**
*CEO Rooney Holdings, Inc. and*
*Manhattan Construction Group*

**Dr. Myles Scoggins**
*President*
*Colorado School of Mines*

**Ed Segner**
*Former President, Chief of Staff*
*& Director - EOG Resources*

**Donald Wolf**
*Chairman*
*Quantum Resources*
*Management, LLC*

NYSE: LPI www.laredopetro.com

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NYSE: LPI www.laredopetro.com 500 1,000 1,500 2,000 2,500 Laredo’s Wells are Among the Best in the Midland Basin PXD - DL Hutt C #2H – Wolfcamp A PXD - DL Hutt C #1H – Wolfcamp B PXD - Mabee K #1H – Wolfcamp B EOG - Mayer SL #5013LH – Lower Wolfcamp EOG - University 40 #1002H – Lower Wolfcamp 1,712 1,693 1,572 1,475 1,451 1,374 1,364 1,344 2,147 Lane Trust C/E 42-2HL – Lower Wolfcamp 1,904 Sugg A 143 4HU – Upper Wolfcamp Glass-Glass 10 #151HU – Upper Wolfcamp 1,409 Sugg-C-27-1HM – Middle Wolfcamp Lane Trust C/E 42-1HU – Upper Wolfcamp 1,392 Sugg-C-27-3HU – Upper Wolfcamp 1,325 Sugg-D-106-2HL – Lower Wolfcamp 1,315 Sugg-A-157-1HU – Upper Wolfcamp 1,673 Sugg-A-143-3HU – Upper Wolfcamp 1,380 Bearkat 1505H – Cline Curry-Glass 10 #151HU – Upper Wolfcamp 1,227 Cox Bundy 16 #3H – Cline 1,886 Glass-Glass 10 #153H – Cline 1,624 Sugg-E/A 197-1HU – Upper Wolfcamp 1,783 Sugg-A-143-2HU – Upper Wolfcamp BOE/D 24-Hr Peak Production (3-Stream) 3 Ranking of Top Reported Hz Wells 1,2 Laredo Hz wells Proven top-tier results from all four targeted zones Proven top-tier results from all four targeted zones Industry Hz wells 1 Intended to be comprehensive, but may not include all non-Laredo wells 2 Source: Company’s public documents 3 Laredo presents on a 2-stream basis. For the purpose of this comparison, LPI production has been converted to 3-stream 10

NYSE: LPI www.laredopetro.com $8.44 $9.84 $10.68 $11.31 $12.22 $12.31 $13.33 $13.48 $0 $2 $4 $6 $8 $10 $12 $14 $16 $/BOE 3-Stream LPI Upper Wolfcamp LPI Middle Wolfcamp LPI Lower Wolfcamp LPI Cline Peer 1 Wolfcamp A, B, C Peer 2 Wolfcamp A, B Peer 3 Wolfcamp B Peer 4 Wolfcamp B Laredo’s Proved Developed F&D is Setting the Bar Comparative F&D – Proved Developed 1 1 From publicly disclosed company data, calculated as well cost / EUR (3-stream). Midland Basin peers shown represent published drill and complete costs and type curve EURs from Approach (AREX), Diamondback (FANG), Pioneer (PXD) and Pioneer‘s(PXD) southern JV acreage (See Appendix) 11

NYSE: LPI www.laredopetro.com 183 >1,600 >1,400 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 MMBOE (2-Stream) Additional De-risked Resource Potential 2 Identified Resource Potential Additional Potential Resource 3 Total Resource Potential Identified Path for Growth 1 Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture 2 Based upon un-booked identified well locations for vertical Wolfberry’s and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline 3 Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing LPI Estimate Total Proved Reserves 1 6/30/13 12

NYSE: LPI www.laredopetro.com “Size of The Prize” • High-quality acreage - among the best in the Permian • Premier data and science inventory • Well results among the best in the basin • >2 billion barrels of resource potential • Embarking on the development of the asset • Financially sound to execute our program 13

NYSE: LPI www.laredopetro.com Corporate Perspective Pat Curth Sr. VP, Exploration and Land Been There, Done That, And Know How to Build Value 14

NYSE: LPI www.laredopetro.com Texas Permian Basin Oklahoma Colt Resource Corp Equity: First Reserve 2.5x Return Lariat Petroleum Equity: Warburg Pincus 3.0x Return Latigo Petroleum Equity: Warburg Pincus, JP Morgan 3.4x Return Laredo Petroleum Equity: Warburg Pincus >3x Return Established Track Record • >20-year history of generating significant value for investors • Common areas of operations • Common approach Anadarko Basin 15

NYSE: LPI www.laredopetro.com Common Elements For Success • Work in mature, resource-rich basins and industry knowledgeable states • Experienced technical staff • Utilize the latest technologies • Do the science upfront – data driven . Active coring and petrophysical programs (“looking at the rocks”) . High-quality 3D seismic acquisition programs . Geology / Reservoir engineering, modeling and simulations • Very selective, strategic acquisitions • Proactive approach to finding new early entry opportunities 16

NYSE: LPI www.laredopetro.com Conventional Trap Reservoir Source Rock Unconventional Shale Gas Shale Oil Opportunities Have Changed Reservoir & Source Rock 17

NYSE: LPI www.laredopetro.com Unconventional Resource Play: Permian-Garden City • Source Rock (the source is the reservoir) • Reservoir Geometry Attributes • Reservoir Shale Rock Attributes Mineralogy (Brittleness) Porosity / Permeability (Rock Quality) Organic Richness (TOC) Thermal Maturity (Ro) Burial Depth Oil in Place Basin Depositional Framework Areal Extent Thickness Attribute Garden City Checklist 18

NYSE: LPI www.laredopetro.com Depositional History of Midland Basin Mark Elliott VP, Geology and Development In the Right Place . . . at the Right Time 19

# Concentrated Asset Portfolio Focused in Midland Basin

- ~139,960 net acres[1]
- ~63% held by production[1]
- ~91% average working interest[2]
- Multiple horizontal zones in addition to the Wolfcamp and Cline.



Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage

[1] As of 6/30/2013
[2] Working interest in wells drilled as of 6/30/2013

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NYSE: LPI www.laredopetro.com

NYSE: LPI www.laredopetro.com Perspective of Garden City Acreage Compares to Garden City Acreage Position Manhattan Philadelphia 21

NYSE: LPI www.laredopetro.com LPI Acreage Ideally Positioned for Cline Shale 0 100 miles LPI acreage Cline deposition axis N Configuration at Time of Cline Deposition 22

NYSE: LPI www.laredopetro.com LPI Acreage Ideally Positioned for Wolfcamp Shale 0 100 miles LPI acreage Wolfcamp deposition axis N Configuration at Time of Wolfcamp Deposition 23

NYSE: LPI www.laredopetro.com Permian Basin: Present Day 0 100 miles LPI acreage Cline deposition axis Wolfcamp deposition axis Present day axis N Delaware Basin 24

# Deposition Supports Cline Development



Distal Basin Plain
Medial Basin Plain
Proximal Basin Plain
Toe of Slope
Silica Rich, Brittle, Silty-Shale Dominated packages with High TOC, Natural Factures
Argillaceous Siltstone, bioturbated, skeletal fragments
Argillaceous LS & Siltstone
Dolostones & Silty-Shale
West
East
BASIN
SLOPE
SHELF MARGIN
SHELF
SUSPENSION SETTLING
TURBIDITY CURRENT
DEBRIS FLOW
Laredo Acreage

[1] ***Handford, C. Robertson (1981).*** *Sedimentology and Genetic Stratigraphy of Dean and Spraberry Formations (Permian), Midland Basin, Texas. AAPG Bull., v. 65, p 1602-1616.*

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# Deposition Supports Wolfcamp Development



Medial/Distal Basin Plain
Proximal Basin Plain
Lower Slope/ Toe of Slope
Toe of Slope
Thick light to medium gray Silty Mudstone, High TOC, brittle
LS base with skeletal grains, grading into Silty Mudstone, High TOC
LS composed of skeletal Fragments and interclasts
West
East
BASIN
SLOPE
SHELF MARGIN
SHELF
SUSPENSION SETTLING
TURBIDITY CURRENT
DEBRIS FLOW
Laredo Acreage

[1] ***Handford, C. Robertson (1981).*** *Sedimentology and Genetic Stratigraphy of Dean and Spraberry Formations (Permian), Midland Basin, Texas. AAPG Bull., v. 65, p 1602-1616.*

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NYSE: LPI www.laredopetro.com West East Cline Laredo Situated Over Thickest Column of Sediment: W-E Approx. 2,000 ft. of pay A A’ Laredo Acreage 1 Modified from Core-Lab, 2013 27 Upper Spraberry Lower Spraberry Wolfcamp Strawn

NYSE: LPI www.laredopetro.com Cline North South B’ B Laredo Situated Over Thickest Column of Sediment: N-S Approx. 2,000 ft. of pay Laredo Acreage 1 Modified from Core-Lab, 2013 28 Upper Spraberry Lower Spraberry Wolfcamp Strawn

NYSE: LPI www.laredopetro.com • Positioned over both the Cline and Wolfcamp depositional axis • Situated over the thickest column of sediment • Debris flows at deposition charged reservoir creates permeability that results in top-tier well performance Laredo’s Acreage Advantage You need good rocks, and we have great rocks 29

NYSE: LPI www.laredopetro.com Geoscience Toolbox Jeff Tanner VP, Geosciences Technology and Exploration You Must Be Able to Read Between the Lines 30

NYSE: LPI www.laredopetro.com Science Enhances Value Optimize development plan - maximize shareholder value Logs Cores Reservoir characterization 3D Seismic 31

NYSE: LPI www.laredopetro.com Vertical Program Supports Science Gathering Clearfork Upper Spraberry Lower Spraberry Dean Upper Wolfcamp Middle Wolfcamp Lower Wolfcamp Canyon Penn Shale Cline Strawn Atoka Barnett Woodford Fusselman Vertical Wolfberry program provides science/data for horizontal program tool box Vertical Wolfberry program provides science/data for horizontal program tool box 32

# Information ⇒ Insight ⇒ Impact

## Garden City Data Inventory [1]

- ~3,400' of whole cores in objective section
  - 13 whole cores
  - >650 SWC samples
- 34 single-zone tests from objective section (Spraberry to Ellenberger)
- >8,000 conventional open-hole logs
  - 207 in-house petrophysical logs
  - 80 dipole sonic logs
  - Fully core-calibrated
- 774 sq mi 3D Seismic
  - 95% coverage of Garden City acreage
  - >50% of seismic inventory is high-quality, proprietary 3D data



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Whole core
Petrophysical log
Dipole sonic log
3D Seismic

[1] As of 6/30/2013

NYSE: LPI www.laredopetro.com

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NYSE: LPI www.laredopetro.com • Mineralogy (Brittleness) • Porosity/Permeability (Rock Quality) • Organic Richness (TOC) • Thermal Maturity (Ro) • Burial Depth Key Shale Rock Play Attributes Actual Laredo Cores Integration of the shale petrophysical attributes has a direct correlation to the performance of a well 34

NYSE: LPI www.laredopetro.com Burial Depth Maturity (Ro) Oil Gravity (API) Organic Porosity Water Saturation GOR Pore Pressure Gradient Recovery Factor 0.5 0.6 0.7 0.8 0.9 1.0 1.1 1.2 1.3 1.4 1.5 1.6 1.7 Oil Window Wet-Gas Dry Gas Shale Geochemistry1 – How it Works LPI’s Wolfcamp & Cline Maturity Range 1 Laredo internal analysis modified from Core-Lab, 2012 35

# Garden City Shale Reservoir Quality[1]


Wolfcamp
Cline
Permeability
Gas Saturation

**Rock Quality**

*Porosity*

*Permeability*

***Storage Capacity***
***Deliverability***


Wolfcamp
Cline
Clay
Ductile
Brittle
50
50
50
Carbonate
Quartz

+

**Mineralogy**


Intersecting Fracture Planes

*Low Clay Content*

*Natural Fractures*

***Brittleness***
***Fracability***

[1] Laredo internal analysis modified from Core-Lab, 2012

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NYSE: LPI www.laredopetro.com 0 1 2 3 4 5 6 7 8 9 10 Woodford Barnett Atoka Cline Lower Wolfcamp Lower Wolfcamp Middle Wolfcamp Middle Wolfcamp Upper Wolfcamp Upper Wolfcamp TOC Weight % Organic Lean Depth 7,500’ 8,000’ 8,500’ 9,500’ 10,000’ Garden City Shale Geochemistry – Organic Richness (TOC)1 Garden City Eagle Ford Increasing Organic Content 1 Laredo internal analysis 37

NYSE: LPI www.laredopetro.com Organic Matter Conversion and Maturity (PI vs Ro) TOC to Oil & Gas Conversion of Garden City Geochemistry – Thermal Maturity1 More Oil More Porosity More Drive Maturity 1 Laredo internal analysis modified from Core-Lab, 2012 38

NYSE: LPI www.laredopetro.com Additional zones with horizontal upside potential Spraberry Wolfcamp Cline A/B/W Combined Depth (ft) 5,000 – 7,000 7,000 – 8,500 9,000 – 9,500 9,500 – 10,500 5,000 – 10,500 Average Thickness (ft) 1,500 – 2,000 1,500 – 2,000 250 – 350 350 – 400 3,600 – 4,750 TOC (%) 4.0 – 13.0 2.0 – 9.0 2.0 – 7.5 2.0 – 13.0 2.0 – 13.0 Thermal maturity (% RSO) 0.6 – 0.7 0.7 – 0.9 0.9 – 1.1 0.9 – 1.2 0.6 – 1.2 Total porosity (%) 6.0% – 16.0% 4.0% – 8.0% 5.0% – 8.0% 3.0% – 13.0% 3.0% – 16.0% Clay content (%) 15 – 40 25 – 45 30 – 40 20 – 45 15 – 45 Pressure gradient (psi/ft) 0.40 – 0.50 0.45 – 0.50 0.55 – 0.65 0.55 – 0.65 0.40 – 0.65 OOIP (MMBOE/Section) 45 – 85 70 – 115 25 – 35 40 – 55 180 – 290 Laredo’s Permian-Garden City Shales1 Significant oil in place in multiple stacked zones 1 Properties from proprietary LPI core analysis 39

NYSE: LPI www.laredopetro.com Laredo’s Proprietary Analysis Open-Hole Logs Cores / Science LPI Proprietary Analysis + = 40 Basic Industry Log Analysis Advanced LPI Proprietary Analysis

# Science Impact to Vertical Program

## Three vertical wells in the same section



~2 mile
~2 mile
45
46
2
LANE TRUST-D-45F
LANE TRUST-D-45P
LANE TRUST-D-45N
LPI acreage

| Well Name | Basic logs | Adv logs | Seismic | EUR MBOE |
|---|---|---|---|---|
| Lane Trust-D-45P | ✓ | | | 90 |
| Lane Trust-D-45N | ✓ | ✓ | | 159 |
| Lane Trust-D-45F | ✓ | ✓ | ✓ | 355 |

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# Science Makes Good Acreage Better

**LANE TRUST-D-45N**
Vertical Wolfberry


UPPER_WOLFCAMP
MIDDLE_WOLFCAMP
LOWER_WOLFCAMP
CANYON_SAND
CLINE
STRN
ATOK
WDFD

2-Stream
**30-day Avg IP:**
**122 BOE/D**
**EUR:**
**159 MBOE**

**LANE TRUST-D-45F**
Vertical Wolfberry


UPPER_WOLFCAMP
MIDDLE_WOLFCAMP
LOWER_WOLFCAMP
CANYON_SAND
CLINE
STRN
ATOK
BEND
WDFD

2-Stream
**30-day Avg IP:**
**267 BOE/D**
**EUR:**
**355 MBOE**


Sugg 3D – Top Devonian time structure map
LANE TRUST-D-45F
Deep structural closure on new 3D seismic volume

## Lane Trust-D-45F Deep Completion

- Mapped productive structure on proprietary 3D
- Drilled reservoir quality limestone in deep section
- Completed additional section in well to optimize hydrocarbon recovery

NYSE: LPI www.laredopetro.com

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# Science Impact to Horizontal Program

- Based on analysis of the advanced log suite
  - Highest HPV in the interval
  - Most brittle rock in the interval
  - Low frac gradient for optimal stimulation
- Landed lateral in Lower Wolfcamp shale
- Well tested 1,217 BOE/D average 30-day IP (2-Stream)


Lane Trust-C/E-42-2HL
Lower Wolfcamp
EUR 765 MBOE
SL
Lane Trust-A-42J
Log
BHL
Lane Trust-C/E-42-1HU
30-day IP: 1,184 BOE/D


HPV, Brittleness
Lower Wolfcamp
Target
Landing
Zone

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NYSE: LPI www.laredopetro.com ROCK MECHANICS Understanding Fracability is a Key Calibrated dipole sonic data to our cores “Fracability” = brittle shales that hydraulically fracture during completion work the best Log data from multiple vertical wells with 300’ Cline thickness across acreage position Good Well Performance 44

# Applying Fracability to All Proven Zones

- **Log brittleness helps in targeting all four producing horizontal intervals**
  - **Brittleness is a function of clay and water content**
  - **Brittle rock targeted in landing laterals**
- **Brittleness predictions assist in frac design**



Upper Wolfcamp
Lower Wolfcamp
Middle Wolfcamp
Cline

45

NYSE: LPI www.laredopetro.com

NYSE: LPI www.laredopetro.com Making Better Acreage Great Through 3D Seismic 46

NYSE: LPI www.laredopetro.com Making Better Acreage Great Through 3D Seismic 47

NYSE: LPI www.laredopetro.com Unconventional Resource Play: Permian-Garden City • Source Rock (the source is the reservoir) • Reservoir Geometry Attributes • Reservoir Shale Rock Attributes Mineralogy (Brittleness) Porosity / Permeability (Rock Quality) Organic Richness (TOC) Thermal Maturity (Ro) Burial Depth Oil in Place Basin Depositional Framework Areal Extent Thickness Attribute Garden City Checklist 48

NYSE: LPI www.laredopetro.com Historical Drilling Activity John Whitehead VP, Operations and Engineering You Can’t Argue With the Facts . . . And We Have Lots of Them 49

NYSE: LPI www.laredopetro.com Vertical Wolfberry Program Solid rate of return Impressive well results Holds acreage position Captures meaningful geoscience data for the horizontal program Clearfork Upper Spraberry Lower Spraberry Dean Upper Wolfcamp Middle Wolfcamp Lower Wolfcamp Canyon Penn Shale Cline Strawn Atoka Barnett Woodford Fusselman Wolfberry Strat Column 50

# Vertical Wolfberry: Confirms Quality of Acreage[1]

- >800 vertical Wolfberry wells across acreage
  - >300 deep vertical Wolfberry wells through the Atoka
- Average well density is approximately one well per 200 acres across acreage
- >20% rate of return


Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] As of 6/30/2013

NYSE: LPI www.laredopetro.com
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NYSE: LPI www.laredopetro.com Vertical Wolfberry: Strong Results Across Acreage 20+ miles LPI acreage LPI top vertical well Mitchell Reagan Sterling Tom Green Irion Howard Glasscock 2- Stream Production Data1 85+ miles Results support quality horizontal program across the acreage position Well Name 24-Hr Avg IP 30-Day Avg IP Vertical BOE/D BOE/D SUGG-C-165C 1,389 630 Curry 14 #2 880 451 Guthrie Trust A #1901 730 440 Calverly 44 #2 560 397 Calverley 5A #1 416 393 Bearkat #804 606 377 Lazy E #901 536 374 Lacy Creek 24 #1 514 367 Halfmann 30 #1 496 366 Cox-Bundy 16 #1 419 364 1 As of 6/30/2013 52

NYSE: LPI www.laredopetro.com Vertical Wolfberry: Holds Acreage 0 20 40 60 80 100 120 140 Vertical Wells Vertical Wells • Vertical Wolfberry maintains acreage position • Minimal capital required for vertical program • Captures meaningful geoscience data for the horizontal program Vertical Wells Required to Hold Acreage Position 53

NYSE: LPI www.laredopetro.com Active Horizontal Program Continually Optimized 0 100 200 300 400 500 600 700 800 900 0 5 10 15 20 25 30 35 40 45 50 2009 2010 2011 2012 2013 Avg. 30-Day IP BOE/D (2-stream) Hz Well Count LPI's Historic Midland Basin Hz Activity HZ Wells Avg 30-Day IP (2-stream) 1 2013 rate based upon wells completed as of 6/30/2013 that had 30 days of production beyond their peak as of 8/1/2013 1 54

NYSE: LPI www.laredopetro.com Horizontal Zone Total # of Completions1 Long Lateral 30-Day Average IP2 Short Lateral Long Lateral Proven Multi-zone Horizontal Performance BOE/D 2-Stream Commercial development has been proven for all four zones from 75 horizontal wells Average 30-day IP results from the Upper, Middle and Lower Wolfcamp at high end or exceeding type curve Upper Wolfcamp 7 24 716 Middle Wolfcamp 1 3 946 Lower Wolfcamp 0 4 861 Cline 31 5 502 Upton 20+ miles 85+ miles Mitchell Reagan Sterling Tom Green Irion Howard Glasscock Upper Wolfcamp Middle Wolfcamp Lower Wolfcamp Cline LPI acreage 1 Well completions as of 6/30/2013 2 Based on long lateral completions of over 6,000 ft with at least 30 days of production history past peak production as of 8/1/2013 55

NYSE: LPI www.laredopetro.com Horizontal 3-Stream Conversion Upper Wolfcamp Hypothetical Well 15%-20% Increase Oil 77% Gas 23% Oil 66% Gas 15% NGL 19% 56

NYSE: LPI www.laredopetro.com Top-Tier Results From Each Horizon Our top wells, in each respective zone, were completed within the last year Sugg A 143 HU Upper Wolfcamp 6/6/2013 7,033 1,904 1,290 Sugg-C-27-1HM Middle Wolfcamp 11/8/2012 7,745 1,409 1,128 Lane Trust C/E 42-2HL Lower Wolfcamp 6/21/2013 7,571 2,147 1,406 Glass-Glass 10-153H Cline 8/7/2013 6,933 1,886 1,331 1 Well Name Zone Date Completed Lateral Length 24-Hour Peak IP 30-Day Average IP feet BOE/D 3-Stream BOE/D 3-Stream 1 Projected 30-day avg. IP based upon 22 days of production 57

# Notable Industry Wells vs Laredo's Top Wells[1]


Peak 24-Hour 3-Stream
PXD – Mabee k #1H
1,572 BOE/D
Wolfcamp B
EGN – Lavaca 38 #101H
861 BOE/D
Upper Wolfcamp
PXD – DL Hutt C #2H
1,712 BOE/D
Wolfcamp A
PXD – DL Hutt C #1H
1,693 BOE/D
Wolfcamp B
LPI - Glass-Glass 10-153H
1,886 BOE/D
Cline
LPI - Lane Trust C/E 42-2HL
2,147 BOE/D
Lower Wolfcamp
LPI - Sugg-A-143-4HU
1,904 BOE/D
Upper Wolfcamp
LPI - Sugg- C-27-1HM
1,409 BOE/D
Middle Wolfcamp
Martin
Howard
Mitchell
Midland
Glasscock
Sterling
Upton
Reagan
Irion
LPI acreage
LPI wells
Peer wells

[1] Source: Company public documents

58

NYSE: LPI www.laredopetro.com

NYSE: LPI www.laredopetro.com Laredo’s Wells are Among the Best in the Midland Basin 1 Intended to be comprehensive, but may not include all non-Laredo wells 2 Source: Company’s public documents 3 Laredo presents on a 2-stream basis. For the purpose of this comparison, LPI production has been converted to 3-stream 59 500 1,000 1,500 2,000 2,500 PXD - DL Hutt C #2H – Wolfcamp A PXD - DL Hutt C #1H – Wolfcamp B PXD - Mabee K #1H – Wolfcamp B EOG - Mayer SL #5013LH – Lower Wolfcamp EOG - University 40 #1002H – Lower Wolfcamp 1,712 1,693 1,572 1,475 1,451 1,374 1,364 1,344 2,147 Lane Trust C/E 42-2HL – Lower Wolfcamp 1,904 Sugg A 143 4HU – Upper Wolfcamp Glass-Glass 10 #151HU – Upper Wolfcamp 1,409 Sugg-C-27-1HM – Middle Wolfcamp Lane Trust C/E 42-1HU – Upper Wolfcamp 1,392 Sugg-C-27-3HU – Upper Wolfcamp 1,325 Sugg-D-106-2HL – Lower Wolfcamp 1,315 Sugg-A-157-1HU – Upper Wolfcamp 1,673 Sugg-A-143-3HU – Upper Wolfcamp 1,380 Bearkat 1505H – Cline Curry-Glass 10 #151HU – Upper Wolfcamp 1,227 Cox Bundy 16 #3H – Cline 1,886 Glass-Glass 10 #153H – Cline 1,624 Sugg-E/A 197-1HU – Upper Wolfcamp 1,783 Sugg-A-143-2HU – Upper Wolfcamp BOE/D 24-Hr Peak Production (3-Stream) 3 Ranking of Top Reported Hz Wells 1,2 Laredo Hz wells Proven top-tier results from all four targeted zones Industry Hz wells

NYSE: LPI www.laredopetro.com Lateral Spacing Reservoir Simulation1 Reservoir Modeling Goals • Optimize economics • Maximize recovery • Minimize wells • Plan with life-cycle in mind Distance between wells 500 Ft. 20-year reservoir drainage simulation supports 660-ft spacing for initial development phase Distance between wells 1,500 Ft. 1 Reservoir simulations resulted from joint project with Halliburton 60

NYSE: LPI www.laredopetro.com Side-by-Side Conceptual Design Side-by-Side Design • Two side-by-side wells both drilled in one zone • Lateral lengths: 7,000 – 7,500 feet • Spacing: 660 feet Objectives • Optimize spacing • Minimize interference • Frac design and monitoring • Frac optimization Test Wells Drilled Potential Future Wells 1 mile 3 miles 61

# Microseismic Data Supports Development Concept

## Preliminary Subsurface Data

- Supports 660-ft lateral spacing
- Average frac height 230 feet
- Confirmed primary fracture azimuth

Cross-section view



LS_D
Dean
UWC
Target
MWC

Actual side-by-side data: colors represent frac stages

Top view



Offset Well
Test Well
-1000
0
1000
Feet
660 ft

NYSE: LPI www.laredopetro.com

62

NYSE: LPI www.laredopetro.com 0 12 24 36 48 60 Cumulative Production (MBOE) Days on Production Cumulative Production Comparison Initial Side-By-Side Wells vs Upper Wolfcamp Type Curve Sugg A 143 3HU Type Curve Sugg A 143 4HU Side-by-Side Program Early Results Upper Wolfcamp Type Curve CUM Production Bbl Mcf BOE 1 month 16,650 29,342 21,540 2 month 28,851 54,227 37,889 Sugg A 143 3HU CUM Production Bbl Mcf BOE 1 month 18,370 35,171 24,232 2 month 30,363 67,408 41,598 Sugg A 143 4HU CUM Production Bbl Mcf BOE 1 month 23,532 37,604 29,799 2 month 37,709 79,636 50,982 50 40 30 20 10 0 2-Stream Production and Type Curve CUM data Initial results are supporting 660-ft spacing 63

NYSE: LPI www.laredopetro.com 500 1,000 1,500 2,000 2,500 PXD - DL Hutt C #2H – Wolfcamp A PXD - DL Hutt C #1H – Wolfcamp B PXD - Mabee K #1H – Wolfcamp B EOG - Mayer SL #5013LH – Lower Wolfcamp EOG - University 40 #1002H – Lower Wolfcamp 1,712 1,693 1,572 1,475 1,451 1,374 1,364 1,344 2,147 Lane Trust C/E 42-2HL – Lower Wolfcamp 1,904 Sugg A 143 4HU – Upper Wolfcamp Glass-Glass 10 #151HU – Upper Wolfcamp 1,409 Sugg-C-27-1HM – Middle Wolfcamp Lane Trust C/E 42-1HU – Upper Wolfcamp 1,392 Sugg-C-27-3HU – Upper Wolfcamp 1,325 Sugg-D-106-2HL – Lower Wolfcamp 1,315 Sugg-A-157-1HU – Upper Wolfcamp 1,673 Sugg-A-143-3HU – Upper Wolfcamp 1,380 Bearkat 1505H – Cline Curry-Glass 10 #151HU – Upper Wolfcamp 1,227 Cox Bundy 16 #3H – Cline 1,886 Glass-Glass 10 #153H – Cline 1,624 Sugg-E/A 197-1HU – Upper Wolfcamp 1,783 Sugg-A-143-2HU – Upper Wolfcamp BOE/D 24-Hr Peak Production (3-Stream) 3 Ranking of Top Reported Hz Wells 1,2 Laredo Hz wells Industry Hz wells Laredo’s Wells are Among the Best in the Midland Basin Strong results from initial side-by-side spacing program 1 Intended to be comprehensive, but may not include all non-Laredo wells 2 Source: Company’s public documents 3 Laredo presents on a 2-stream basis. For the purpose of this comparison, LPI production has been converted to 3-stream 64

NYSE: LPI www.laredopetro.com 660-ft Horizontal Spacing Confirmed • Reservoir modeling • Microseismic data gathered • Initial Upper Wolfcamp side-by-side results Initial development phase will utilize 660-ft spacing of lateral, supported by: Science / data driven approach has accelerated our lateral spacing optimization by 2-3 years 65

NYSE: LPI www.laredopetro.com Conceptual Stacked Lateral Program Additional zones with upside potential Stacked Lateral Design • Evaluate multi-well stacked laterals • Lateral lengths: . 7,000 – 7,500 feet • Test pad layout and scheduling of operations on multi-well pads • Test 2-stack, 3-stack and 4-stack lateral designs 66

NYSE: LPI www.laredopetro.com Stacked Lateral Program Additional zones with upside potential First 3-well stacked pad currently fracing; initial production impact in 4Q-13 Objectives • Optimize vertical distance between laterals • Minimize interference • Optimize frac design and monitoring 67

NYSE: LPI www.laredopetro.com Laredo’s Drilling Success • Horizontal wells from each horizon among the best in the Midland Basin • More than 75 horizontal wells drilled in the Midland Basin • Determined appropriate lateral spacing for development program The facts speak for themselves The facts speak for themselves 68

NYSE: LPI www.laredopetro.com Reserves & Resource Potential Gary Smallwood VP, Reservoir Modeling and Field Development Planning When To Book . . . The Resource is There 69

NYSE: LPI www.laredopetro.com 0 50 100 150 200 MMBOE (2-Stream) Total Proved Reserves 12/31/12 LPI Estimate 1H-13 Reserve Additions 1H-13 Permian Production Anadarko Basin Divestiture 2013 Mid-Year Reserve Update 28 (5) (29) 189 LPI Estimate 1 Total Proved Reserves 6/30/13 183 Permian Only 1 Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture 70

NYSE: LPI www.laredopetro.com 42% 58% Oil 60% 40% Proved Undeveloped Proved Developed 2013 Mid-Year Permian Reserve Update Continued Permian growth in proved developed reserves Continued Permian growth in proved developed reserves Ryder Scott LPI Internal Est. 1 12/31/2011 12/31/2012 6/30/2013 Permian Total Proved (MMBOE) 101 160 183 PV-10 ($B) $1.4 $2.2 $2.6 1 Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture Natural Gas (>1,300 btu) 0 20 40 60 80 100 120 140 160 180 200 MMBOE PUD PDP 71

NYSE: LPI www.laredopetro.com Vertical Wolfberry Deep Vertical Wolfberry Months BOE/D • Normalized production data for >300 deep vertical Wolfberry wells shown • Working to drive down costs 1 10 100 1,000 LPI Type Curve Normalized production data Presented on 2-stream basis 140 MBOE 72

NYSE: LPI www.laredopetro.com 10 100 1,000 BOE/D Months Type Curve – 23 long lateral wells presented Hz Upper Wolfcamp Type Curve 758 MBOE EUR - MBOE 30-Day IP - BOE/D % Oil - (IP – Life) 715 - 800 675 - 754 77% - 69% B-factor for all Permian Hz type curves – 1.6 Terminal decline for all Permian Hz type curves – 5% Presented on 2-stream basis 73 — LPI Type Curve - 7,500-ft. lateral — Normalized production data

NYSE: LPI www.laredopetro.com 10 100 1,000 BOE/D Months Type Curve – 2 long lateral wells presented Hz Middle Wolfcamp Type Curve 650 MBOE EUR - MBOE 30-Day IP - BOE/D % Oil - (IP – Life) 600 - 700 569 - 659 77% - 69% Presented on 2-stream basis B-factor for all Permian Hz type curves – 1.6 Terminal decline for all Permian Hz type curves – 5% 74 — LPI Type Curve - 7,500-ft. lateral — Normalized production data

NYSE: LPI www.laredopetro.com 10 100 1,000 BOE/D Months Type Curve – 4 long lateral wells presented Hz Lower Wolfcamp Type Curve 668 MBOE EUR - MBOE 30-Day IP - BOE/D % Oil - (IP – Life) 605 - 730 574 - 690 77% - 69% Presented on 2-stream basis B-factor for all Permian Hz type curves – 1.6 Terminal decline for all Permian Hz type curves – 5% 75 — LPI Type Curve - 7,500-ft. lateral — Normalized production data

NYSE: LPI www.laredopetro.com 1 10 100 BOE/D Months 10 100 1000 BOE/D Months 4 Long lateral wells presented Hz Cline Type Curve BOEPD/Frac Stage normalized data from 35 wells presented EUR - MBOE 30-Day IP - BOE/D % Oil - (IP – Life) 550 - 690 663 - 828 77% - 69% B-factor for all Permian Hz type curves – 1.6 Terminal decline for all Permian Hz type curves – 5% Presented on 2-stream basis 76

NYSE: LPI www.laredopetro.com De-risked Acreage • Vt wells • Core analysis • Seismic data • Single-zone test • Hz well test Multi-Zone Resource Potential We believe ongoing delineation activities will confirm prospective acreage We believe ongoing delineation activities will confirm prospective acreage 81% 52% 52% 52% 100% 100% 100% 100% 19% 48% 48% 48% 100% 0% 20% 40% 60% 80% 100% Strawn Canyon ABW Cline LWC MWC UWC Spraberry Vertical 77

NYSE: LPI www.laredopetro.com Identified Resource Potential 183 >1,600 >1,400 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 MMBOE (2-Stream) Identified Resource Potential Additional Potential Resource 3 Total Resource Potential Additional De-risked Resource Potential 2 LPI Estimate Total Proved Reserves 1 6/30/13 1 Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture 2 Based upon un-booked identified well locations for vertical Wolfberry’s and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline 3 Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing 78

LAREDO PETROLEUM

NYSE: LPI www.laredopetro.com Development Overview Jay Still President and Chief Operating Officer Building a Well-Oiled Machine 80

NYSE: LPI www.laredopetro.com 183 >1,600 >1,400 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 MMBOE (2-Stream) Identified Resource Potential Additional Potential Resource 3 Total Resource Potential Identified Resource Potential ~85% of D+C capital focused on development ~1.4 B Bbls ~15% of D+C capital delineating additional resources Additional De-risked Resource Potential 2 LPI Estimate Total Proved Reserves 1 6/30/13 1 Internal estimate, 2-stream, as of 6/30/2013, presented on a pro-forma basis for the Anadarko Basin assets divestiture 2 Based upon un-booked identified well locations for vertical Wolfberry’s and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline 3 Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing 81

NYSE: LPI www.laredopetro.com • Maximize value to our shareholders by optimizing a development plant for our Garden City assets • Convert Permian resource potential into proven NAV • Build an extremely efficient hydrocarbons manufacturing plant • Optimize drilling, completions and unit operating costs • Minimize surface use, drilling and transportation Laredo Midland Basin Development Strategy 82

NYSE: LPI www.laredopetro.com 3 sections / 64 wells 4 Zones Reserves: ~44 MMBOE 1 rig program: 5+ years D+C Concentration of Resources Drives Efficiencies Not to scale Represents ~5,000 ft 83

NYSE: LPI www.laredopetro.com Optimizing Operational Efficiency Minimizing Production Cycle Time Reducing Offset Well Impact Maximizing Field Value Strategic Development Considerations 84

NYSE: LPI www.laredopetro.com Operational Efficiencies with Pad Drilling • Utilize “spudder” rig to drill vertical section of well • Reduces mob/de-mob time and costs with walking rigs on multi-well pads • Utilize common drilling fluid systems between wells • Reduces time and costs with zipper frac’s on completions • Learning through repetitive drilling in a single area • Shares reserve pits • Rigs fueled with field sourced natural gas • Reduces infrastructure costs with shared facilities 85

NYSE: LPI www.laredopetro.com Efficiency Gains from Pad Drilling 36-Day Efficiency Gain 52 52 52 52 135 15 18 2 3 Days Days 0 20 40 60 80 100 120 140 160 180 200 Efficiency Gain for 4-Well Pad vs 4-Well Individual Program 52 30 15 5 2 1 0 20 40 60 Upper Wolfcamp Middle Wolfcamp Lower Wolfcamp Cline 36-Day Efficiency Gain 86 Drill and Complete Days For Individual Well

NYSE: LPI www.laredopetro.com Production Impact From Multi-Well Pads 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Production Impact (Net BOE/D) • Creates lumpy production • Up to 123-day delay in production vs an individual well • Balancing production impact and pad drilling efficiencies • 2014 development will include 3-well and 4-well pad drilling Wells Spud, Drill and Complete Production – 1st Pad Production – 2nd Pad One Rig, 4-Well Stacked Pad Drilling Example 87

NYSE: LPI www.laredopetro.com 4-Well Development Strategies 2-Stacked Laterals 4-Horizontal Laterals 4-Stacked Laterals 88

NYSE: LPI www.laredopetro.com Offset Pad Development Offset pad configuration provides the optimal geometry to fully drain a complete section Offset pad configuration provides the optimal geometry to fully drain a complete section 89

NYSE: LPI www.laredopetro.com Fluid / Gas Management Plan Water well pit Water wells Multi- line corridor Well pad Off lease wtr disposal LP gas gathering Oil gathering HP gas lift/HP Sale Rig fuel gas Flowback water Treated water SR/ET water 90

NYSE: LPI www.laredopetro.com Plains Pipeline Laredo Glasscock Station Laredo Reagan Station Laredo “Connector” Pipeline Medallion Pipeline to Colorado City Colorado City Crude Complex Plains Pipeline Plains Pipeline LGS and Medallion Pipeline Map 91

NYSE: LPI www.laredopetro.com $8.44 $9.84 $10.68 $11.31 $12.22 $12.31 $13.33 $13.48 $0 $2 $4 $6 $8 $10 $12 $14 $16 $/BOE LPI Upper Wolfcamp LPI Middle Wolfcamp LPI Lower Wolfcamp LPI Cline Peer 1 Wolfcamp A, B, C Peer 2 Wolfcamp A, B Peer 3 Wolfcamp B Peer 4 Wolfcamp B Laredo’s Proved Developed F&D is Setting the Bar Comparative F&D – Proved Developed 1 Operator Zone Lateral Length Drill & Complete Cost EUR (3-stream) PD F&D (D+C / EUR) feet ($MM) MBOE $/BOE Laredo Upper Wolfcamp 7,500’ $7.8 924 $8.44 Laredo Middle Wolfcamp 7,500’ $7.8 793 $9.84 Laredo Lower Wolfcamp 7,500’ $8.5 814 $10.44 Laredo Cline 7,500’ $9.0 796 $11.31 1 From publicly disclosed company data, calculated as well cost / EUR (3-stream). Midland Basin peers shown represent published drill and complete costs and type curve EURs from Approach (AREX), Diamondback (FANG), Pioneer (PXD) and Pioneer‘s(PXD) southern JV acreage (See Appendix) 92

NYSE: LPI www.laredopetro.com Enhancing Capital Efficiency • Through 1H-13 Laredo has reduced horizontal well costs by approximately 5%-8% in each of the proven zones • Ongoing cost improvement initiatives: . Multi-well pad development . Utilizing more efficient drilling and completion procedures . Negotiated third-party service cost reductions • ~85% of planned horizontal program capital expenditure is expected be dedicated to development wells Laredo believes additional cost savings of 10%-15% per development well can be achieved by the end of 2014 Laredo believes additional cost savings of 10%-15% per development well can be achieved by the end of 2014 93

NYSE: LPI www.laredopetro.com Cost Savings Initiatives • Pad drilling efficiencies • Multi-well frac efficiencies • Negotiated service cost reductions . Coil . Wireline logging • Optimizing drilling and completions operations • Proppant sourcing improvements • Reduction in transportation cost • Improved water management • Integration of new technologies • Reduction in chemical usage • Natural gas fueling . Pumping services . Frac tank 10%-15% cost reduction 10%-15% cost reduction 94

NYSE: LPI www.laredopetro.com 2.5 8.5 10.0 2.4 7.8 9.0 2.2 7.5 8.4 2.0 7.2 8.0 $0 $2 $4 $6 $8 $10 $12 Vertical Upper Wolfcamp Cline 2012 2013 YTD 2013 Target 2014 Target Drilling and Complete Cost $MM Permian Drilling and Completion Costs 95

NYSE: LPI www.laredopetro.com ROR vs Well Capital Costs $90/Bbl and $3.75/Mcf $100/Bbl and $3.75/Mcf Permian Well Costs ($MM) Upper Wolfcamp Middle Wolfcamp Lower Wolfcamp Cline Vertical 2013 YTD $7.8 $7.8 $8.5 $9.0 $2.4 2013 Target 7.2 7.2 7.9 8.4 2.0 2014 Target 6.8 6.8 7.5 8.0 1.9 10 20 30 40 50 60 70 80 90 2013 Current 2013 Target 2014 Target ROR (%) 10 20 30 40 50 60 70 80 90 2013 Current 2013 Target 2014 Target ROR (%) 96

NYSE: LPI www.laredopetro.com Estimated 2014 Capital Program Total Capital - 2014 $900 MM - $1.0 B 6 Horizontal Rigs Delineation: Development: 50 – 60 5 Vertical Rigs Development: 8% 3% 5% 42% 27% 15% 12 – 14 110 – 120 Number of Rigs / Wells 97

NYSE: LPI www.laredopetro.com Permian Production Growth 0 10 20 30 40 50 60 70 2011 2012 2013P 2014P 2015P 2016P MBOE/D 98

NYSE: LPI www.laredopetro.com 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% Peer 1 Peer 2 LPI Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 TTM Capital Efficiency Permian Bakken Niobrara Comparative Capital Efficiency 1 Source: Enercom 2 Peer group consists of AREX, BCEI, CLR, EGN, EOG, PDCE, PXD, and OAS 3 Calculated as (trailing twelve month EBITDA/trailing twelve month production) / 3-year F&D cost per Mcfe Laredo’s top-tier Permian capital efficiency expected to improve as we transition to more development drilling 99

NYSE: LPI www.laredopetro.com Laredo Midland Basin Development Planning 100

NYSE: LPI www.laredopetro.com Product Marketing Dan Schooley VP, Marketing Get it to the Right Place at the Right Time 101

NYSE: LPI www.laredopetro.com • Create take-away optionality in the field • Commit to firm service where advantageous to Laredo • Diversify end-use sales price Laredo Marketing Strategy 102

NYSE: LPI www.laredopetro.com Permian Basin Oil Take-Away Capacity Permian Basin crude oil take-away capacity to exceed both high and low case volume projections Permian Basin crude oil take-away capacity to exceed both high and low case volume projections 1 Turner, Mason & Company, North American Crude & Condensate Outlook: 2013-2022, June 2013 Report 103

# Permian Basin Oil Take-Away Capacity

## Existing Crude Oil Pipeline Capacity Out Of Permian Basin

| Pipeline | Capacity (MBOPD) Incremental | Cumulative | Startup | Status | Origin → Destination |
|---|---|---|---|---|---|
| Plains Basin Pipeline | 450 | 450 | Existing | Operational | Midland → Cushing |
| Centurion Pipeline | 175 | 625 | Existing | Operational | SE New Mexico → Cushing |
| Sunoco West Texas Gulf Pipeline | 350 | 975 | Existing | Operational | Colorado City → Midwest |

## Incremental Crude Oil Pipeline Capacity Out Of Permian Basin

| Pipeline | Capacity (MBOPD) Incremental | Cumulative | Startup | Status | Origin → Destination |
|---|---|---|---|---|---|
| West Texas Gulf - Expansion to Longview | 30 | 30 | Q1 2013 | Operational | Colorado City → Midwest |
| West Texas Gulf - Wortham/Nederland | 80 | 110 | Q1 2013 | Operational | Colorado City → Beaumont |
| **Longhorn Phase I (Sweet/Sour Blend)** | **75** | **185** | **Q1 2013** | **Operational** | **Crane → Houston** |
| Permian Express I | 90 | 275 | Q2 2013 | Operational | Wichita Falls → Beaumont |
| **Longhorn Phase II (Sweet/Sour Blend)** | **150** | **425** | **Q4 2013** | **Under Construction** | **Crane → Houston** |
| Permian Express I Expansion | 60 | 485 | Q4 2013 | Under Construction | Wichita Falls → Beaumont |
| **BridgeTex** | **278** | **963** | **Q3 2014** | **Under Construction** | **Colorado City → Houston** |
| Permian Express II | 200 | 688 | Q1 2015 | 9/2013 Open Season | Colorado City → Beaumont |
| Cactus Pipeline (Sweet/Sour Blend) | 200 | 1,163 | Q1 2015 | Under Construction | McCamey → Corpus Christi |

***>1.1 MMBOPD of light sweet crude oil capacity out of the Permian Basin being added by 2015***

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# Sales Price Diversification

Firm transportation out of the Permian


Cushing
Wichita Falls
BridgeTex
Longhorn
Houston
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

- Existing Refinery
- Existing Pipelines
- New Pipelines and Additions

- 10,000 BOPD committed to Longhorn, increasing annually to >23,000 BOPD over 5 years
  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- 10,000 BOPD committed to BridgeTex (Mid 2014)
  - Eliminates Mid/Cush basis differential
  - Benefit from Brent pricing premium to WTI
- Balance sold in local Midland market
  - No long-term or volumetric commitments
  - Basis hedges in place to protect Mid/Cush basis risk

NYSE: LPI www.laredopetro.com

105

NYSE: LPI www.laredopetro.com Garden City Liquids-Rich Natural Gas Ethane 46% i-Butane 3% Natural Gasoline 10% Propane 30% n-Butane 30% Average BTU = 1.311 MMbtu/Mcf Component GPM Bbls/MMcf Ethane 3.333 79.36 Propane 2.135 50.83 Iso-Butane 0.231 5.50 Normal Butane 0.745 17.74 Natural Gasoline 0.737 17.55 Total 7.181 170.98 106

NYSE: LPI www.laredopetro.com Processing Plant Capacity with LPI Direct Connectivity Laredo has direct connectivity to four processors (12 plants) with 1.1 Bcf/D capacity. Capacity by Q3-14 to increase to 1.5 Bcf/D with addition of Atlas’ Edward Plant and Targa’s High Plains Plant 107

# Processing Plant Connectivity

| Existing Plant Capacity | | |
|---|---|---|
| Plant Operator | Plant Name | Nameplate MMcf/D |
| Atlas Pipeline Partners LP | Midkiff | 210 |
| Atlas Pipeline Partners LP | Benedum | 50 |
| Atlas Pipeline Partners LP | Driver | 200 |
| DCP Midstream Inc. | Benedum | 110 |
| DCP Midstream Inc. | Pegasus | 95 |
| DCP Midstream Inc. | Roberts Ranch | 85 |
| DCP Midstream Inc. | Rawhide | 75 |
| DCP Midstream Inc. | Spraberry | 60 |
| Targa Resources | Conger | 25 |
| Targa Resources | Mertzon | 52 |
| Targa Resources | Sterling | 62 |
| CrossTex | Deadwood | 60 |
| **Total Existing Plant Capacity** | | **1,084** |
| **Current Utilization** | | **974** |

| Expansion Plant Capacity Announced* | | | |
|---|---|---|---|
| Plant Operator | Plant Name | Estimated Startup | Nameplate MMcf/D |
| Targa Resources | High Plains | 2Q-14 | 200 |
| Atlas Pipeline Partners LP | Edwards | 3Q-14 | 200 |
| **Total Expansion Plant Capacity** | | | **400** |
| **Total Capacity by 3Q-2014** | | | **1,484** |

****NOTE: Additional 595 MMcf/D of proposed plant projects have been presented to Laredo for review. Marketing current evaluating.***

***Processing plant capacity should not be a constraint to LPI***

NYSE: LPI www.laredopetro.com

108

# Permian NGL & Residue Transportation Capacity


Texas Express
Sand Hills
Lone Star
Mont Belvieu

— Existing Pipelines
---- New Pipelines and Additions

| NGL Existing Take-away[1] | Capacity MBPD |
|---|---|
| NGL Pipelines | 600 |
| Permian Fractionation | 135 |
| **Total Existing Capacity** | **735** |

| Expansion Capacity | Planned Completion | Capacity MBPD |
|---|---|---|
| Lone Star[2] | 1Q-13 | 100 |
| Texas Express[3] | 2Q-13 | 50 |
| Sand Hills[2] | 3Q-13 | 100 |
| **Total Expansion Capacity** | | **250** |
| **Total NGL Take-away Capacity by 3Q-2013** | | **985** |

| Expansion Capacity | Capacity BCF/D |
|---|---|
| Total Existing Capacity | 9.0 |
| Estimated 2013 Production | 5.0 |
| **Total Current Excess Gas Capacity** | **4.0** |

***NGL and Residue Gas Pipeline capacity not forecasted to be constrained through 2018***

[1] Bentek / Turner, Mason & Company, Market Report: The Great NGL Surge, November 2011 report.
[2] Only 50% of the capacity for Lone Star and Sand Hills pipelines included above since both pipelines also traverse the Eagle Ford shale
[3] Texas Express will reduce in flows of raw mix into Permian by taking barrels off of MAPL in Texas panhandle. Current in flow is 75 MBPD

109

NYSE: LPI www.laredopetro.com

NYSE: LPI www.laredopetro.com Gulf Coast Current Fractionation Capacity MBPD 2,050 Mt. Belvieu Expansion Capacity (2012 - 2014) Planned Completion MBPD Gulf Coast Fractionators 2Q-12 43 Enterprise Products (MB 1 train 6) 4Q-12 75 Lone Star NGL 4Q-12 100 ChevronPhillips Chemical 1Q-13 22 Enterprise Products (WTX 1) 1Q-13 10 Targa Resources (CBF train 4) 2Q-13 100 OneoOk Inc. (MB-2) 2Q-13 75 Enterprise Products (MB 1 train 7) 4Q-13 85 Enterprise Products (MB 1 train 8) 4Q-13 85 Lone Star NGL 4Q-13 100 Other Gulf Coast Expansion Projects (2012 – 2014) 138 Gulf Coast Additions & Expansions By YE 2014 833 Gulf Coast Projected Fractionation Capacity 2,883 Fractionation Capacity in Gulf Coast to increase over 40% from 2012 to 2014, exceeding Gulf Coast production and domestic imports. Gulf Coast Fractionation Capacity is expected to exceed supply by 637 MBPD by YE 2014. Gulf Coast NGL Fractionation Capacity 110

NYSE: LPI www.laredopetro.com Financially Sound Rick Buterbaugh EVP and Chief Financial Officer The Resources to Convert Resources 111

NYSE: LPI www.laredopetro.com Disciplined Financial Strategy • Maintain strong balance sheet • Maintain financial flexibility • Self-fund a growing percent of capital expenditures • Underpin cash flow with tactical hedges • Enhance returns Laredo’s commitment: Laredo’s commitment: 112

NYSE: LPI www.laredopetro.com Financial Toolbox • Growing cash flows • Strong asset portfolio • Solid capital structure • Meaningful liquidity 113

NYSE: LPI www.laredopetro.com Increasing Financial Capacity $65.7 $82.6 $80.7 $85.6 $96.6 $95.0 $95.9 $97.5 $99.2 $108.8 $- $20 $40 $60 $80 $100 $120 $140 1Q-11 2Q-11 3Q-11 4Q-11 1Q-12 2Q-12 3Q-12 4Q-12 1Q-13 2Q-13 $MM Adjusted EBITDA Permian-Garden City continues to drive growth Permian-Garden City continues to drive growth 114

NYSE: LPI www.laredopetro.com Expanding Cash Margin1 $43.55 $48.15 $44.57 $43.47 $44.94 $39.89 $39.03 $37.41 $36.25 $39.97 $41.48 $46.38 30% 35% 40% 45% 50% 55% 60% 65% 70% $- $10 $20 $30 $40 $50 $60 $70 $80 1Q-11 2Q-11 3Q-11 4Q-11 1Q-12 2Q-12 3Q-12 4Q-12 1Q-13 2Q-13 3Q-13P 4Q-13P % Oil Cash Margin Lease Operating Expense Production Taxes G&A % Oil $/BOE Cash margin increasing with growing oil production Cash margin increasing with growing oil production 1 Divestiture of Anadarko Basin properties as of August 1, 2013 reflected in 3Q-13 projection. 4Q-13 reflects only Permian properties. 3Q-13 and 4Q-13 realized oil equivalent prices assumes $100/Bbl NYMEX and $3.25/Mcf benchmark natural gas prices adjusted for NGL value. 115

NYSE: LPI www.laredopetro.com • Completed Anadarko Basin property sale . Capital and personnel re-deployed into the Midland Basin • Equity raise pre-funds a portion of expected 2014 capital program • Joint-venture / sale of interests in Garden City property Continual Optimization of Assets Focused on enhancing shareholder value Focused on enhancing shareholder value 116

NYSE: LPI www.laredopetro.com Committed to Strong Financial Metrics Debt / Adjusted EBITDA 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2010 2011 2012 2Q-13 2Q-13 Pro Forma Multiple Debt / Daily Production $0 $10 $20 $30 $40 $50 2010 2011 2012 2Q-13 2Q-13 Pro Forma $M/BOEPD Debt / Proved Developed Reserves $0 $5 $10 $15 $20 2010 2011 2012 2Q-13 2Q-13 Pro Forma $/BOE Debt / Total Capitalization 0% 10% 20% 30% 40% 50% 60% 70% 2010 2011 2012 2Q-13 2Q-13 Pro Forma Percent 1 Debt ratios reflect Debt less cash and cash equivalents of $44.0 million and $356.4 million at 6/30/2013 pro-forma for the Anadarko Basin sale completed August 1, 2013 and the equity offering completed 8/12/2013, respectively 2 Pro forma ratios exclude Q2 2013 financial results related to the Anadarko Basin divested properties and includes the offering of $309 million from the company with net proceeds to the company of approximately $298.7 million 117

NYSE: LPI www.laredopetro.com Preserving Financial Flexibility • ~$1.1 billion of liquidity • Growing borrowing base • No near-term maturities $825 $552 $500 $- $200 $400 $600 $800 $1,000 $1,200 Undrawn Credit Facility Senior Notes Debt Maturities $- $200 $400 $600 $800 $1,000 $1,200 5/08 8/08 12/08 5/09 11/09 5/10 11/10 5/11 6/11 7/11 10/11 5/12 11/12 8/13 Credit Facility - Borrowing Base $MM $MM 118

NYSE: LPI www.laredopetro.com Protecting Our Cash Flow 0 5 10 15 20 25 30 35 40 45 2H-13P 2014P 2015P 2016P Hedged Total 0 50 100 150 200 250 2H-13P 2014P 2015P 2016P Hedged Total Oil Production 1 Gas Production 1 MMcf/D MBOPD Price Floor ($/Mcf)3 $3.91 $3.93 $3.93 Price Floor ($/BOE)2 $88.00 $86.66 $78.68 $80.00 1 Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps. 2 Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. 3 $/Mcf is converted based upon Company average BTU content of 1.311; prices include basis swaps 119

NYSE: LPI www.laredopetro.com Permian Other Total % Crude oil Price Realizations (pre-hedge, two-stream basis, % of NYMEX): Crude oil Natural gas, including natural gas liquids Operating Costs & Expenses Lease operating expenses ($/BOE) Production taxes (% of oil and natural gas revenue) General and administrative expenses ($/BOE) Depreciation, depletion and amortization ($/BOE) Production (MMBOE): 4Q-2013 2.5 – 2.7 – 2.5 – 2.7 ~60% 90% - 95% 135% - 145% $8.25 - $8.75 7.25% $7.25 - $7.75 $ 22.00 - $22.50 3Q-2013 2.2 – 2.4 .3 - .3 2.5 – 2.7 ~52% 90% - 95% 130% - 140% $7.75 - $8.25 7.25% $7.50 - $8.00 $22.00 - $22.50 Confirming 2013 Guidance 120

NYSE: LPI www.laredopetro.com Randy A. Foutch Chairman and Chief Executive Officer 121

NYSE: LPI www.laredopetro.com Laredo Investment Opportunity • High-quality acreage position in the fairway of the Midland Basin • Top-tier well results in multiple horizons . Visible growth in production and cash flow . Reducing cost structure • Significant resource potential: >10x existing reserves • Transitioning to development manufacturing mode • Strong financial structure 122

Appendix

NYSE: LPI www.laredopetro.com Well Name Zone Avg. Lateral Length (feet) Completion Date Peak 24-hr rate 2-stream BOE/D Peak 24-hr rate 3-stream BOE/D Peak 30-day rate 2-stream BOE/D Peak 30-day rate 3-stream BOE/D Sugg A 159AH U 3,280 8/14/2009 320 342 196 226 Sugg A 183CH U 5,670 11/23/2010 927 1,089 416 482 JE Cox #3304H U 3,536 9/18/2011 437 500 310 347 Sugg A 142OH U 5,972 1/18/2012 1,011 1,204 693 857 Sugg A 157 1H U 6,128 2/20/2012 1,100 1,315 909 1,086 Yellow Rose 40 #6H U 3,798 3/12/2012 829 933 590 667 Bodine A 174 1H U 3,937 3/21/2012 983 1,054 750 852 Sugg B 131 1H U 3,700 4/18/2012 614 711 430 499 Lacy Creek 34 #3H U 3,656 5/20/2012 657 708 427 467 Barbee-B-2-1H U 6,664 7/14/2012 463 514 269 310 Sugg-B-109-1H U 7,470 7/14/2012 619 707 491 579 SRH-A-9-1H U 6,935 7/24/2012 546 613 465 540 Sugg-B-133-1HU U 6,841 8/15/2012 828 949 571 696 Sugg-A-183-1HM M 6,930 8/16/2012 1034 1,125 910 1,047 Sugg-B-162-1HU U 6,646 8/19/2012 820 956 746 882 Sugg-A-183-2HL L 6,665 9/3/2012 911 977 712 811 Sugg-D-106-1HU U 7,470 9/25/2012 877 1,008 638 760 JE Cox 3307HU U 7,187 10/3/2012 833 907 697 780 Sugg-A-143-1HU U 6,920 10/12/2012 961 1,091 846 997 JE Cox 3306HU U 7,024 10/19/2012 1,026 1,132 555 630 Glass-Glass 10 #151HU U 6,918 11/5/2012 1,158 1,344 338 410 Sugg-C-27-1HM M 7,745 11/8/2012 1,278 1,409 982 1,128 Curry-Glass 10 #151HU U 6,604 11/19/2012 1,289 1,364 700 747 Lane Trust-C/E 42-1HU U 7,185 11/22/2012 1,218 1,374 1,183 1,391 Sugg-B-134-1HU U 7,190 12/18/2012 714 821 645 765 Barbee-C/B #1-1HU U 7,740 12/31/2012 577 606 397 424 Sugg-E/A 208-1HU U 7,200 1/16/2013 1,033 1,224 843 1,025 Sugg-D-106-2 HL L 6,928 1/24/2013 1,177 1,325 969 1,172 Sugg-E/A 197-1HU U 7,470 2/2/2013 1,377 1,624 865 1,024 Sugg-A-142-3HM M 4,230 2/15/2013 554 636 389 477 Sugg-A-143-2HU U 7,200 3/17/2013 1,583 1,783 1,160 1,351 Sugg-B-25-1HU U 7,470 3/21/2013 876 962 650 759 SRH-A-9-2HU U 7,203 4/5/2013 766 878 615 757 Sugg-C-27-3HU U 7,740 4/10/2013 1,208 1,392 942 1,107 SRH-B-11-1HL L 7,107 4/28/2013 766 777 546 616 Sugg-A-143 3HU U 6,660 6/5/2013 1,476 1,673 888 1,062 Sugg-A-143 4HU U 7,033 6/6/2013 1,684 1,904 1,090 1,290 Lane Trust C/E 42-2HL L 7,571 6/21/2013 1,912 2,147 1,217 1,406 Horizontal Wolfcamp Completions 1 Well completions as of 6/30/13 2 Based on long lateral completions of over 6,000 ft with at least 30 days of production history past peak production as of 8/1/13 124

# Horizontal Cline Completions

| Well Name | Avg. Lateral Length (feet) | Completion Date | Peak 24-hr rate 2-stream BOE/D | Peak 24-hr rate 3-stream BOE/D | Peak 30-day rate 2-stream BOE/D | Peak 30-day rate 3-stream BOE/D |
|---|---|---|---|---|---|---|
| Bearkat #902H | 3,851 | 7/26/2010 | 324 | 387 | 128 | 155 |
| Ratliff 17 #3H | 4,933 | 9/8/2010 | 618 | 741 | 460 | 550 |
| Cox 32 #2H | 3,642 | 12/16/2010 | 784 | 919 | 516 | 626 |
| Driver 43 #2H | 3,494 | 2/10/2011 | 515 | 584 | 279 | 338 |
| Currie Trust 33 #5H | 3,930 | 2/14/2011 | 469 | 559 | 346 | 433 |
| South Boxcar 3 #2H | 3,985 | 3/12/2011 | 721 | 803 | 427 | 505 |
| Currie Ranch 14 #2H | 3,597 | 4/16/2011 | 274 | 318 | 246 | 292 |
| Moore 25 #5H | 3,820 | 5/8/2011 | 296 | 360 | 253 | 314 |
| Lazy E #1002H | 3,741 | 5/11/2011 | 600 | 662 | 278 | 309 |
| Bearkat #802H | 3,985 | 6/4/2011 | 850 | 956 | 631 | 720 |
| Ratliff 17A #5H | 4,725 | 6/10/2011 | 391 | 469 | 224 | 271 |
| South Boxcar 3 #4H | 3,931 | 7/10/2011 | 454 | 526 | 372 | 452 |
| Guthrie Trust A #1904H | 3,821 | 7/30/2011 | 460 | 543 | 362 | 438 |
| Bell 18 #1H | 3,556 | 8/9/2011 | 641 | 740 | 464 | 551 |
| Currie Trust 33 #6H | 5,609 | 8/15/2011 | 838 | 1,033 | 584 | 692 |
| Lazy E #1503H | 3,689 | 9/23/2011 | 387 | 416 | 289 | 316 |
| Bearkat #803H | 3,816 | 10/5/2011 | 1,040 | 1,144 | 789 | 902 |
| Lazy E 1602H | 4,012 | 11/9/2011 | 571 | 636 | 351 | 383 |
| Cox 29-5H | 3,997 | 11/17/2011 | 656 | 789 | 566 | 696 |
| Calverley 5-3H | 4,092 | 12/15/2011 | 824 | 957 | 583 | 682 |
| Roberts-Shafer 10 #2H | 3,632 | 12/17/2011 | 285 | 327 | 203 | 251 |
| Cox 32 #5H | 3,848 | 1/27/2012 | 715 | 868 | 543 | 686 |
| Calverley 4 #5H | 3,986 | 2/2/2012 | 909 | 1,024 | 653 | 746 |
| Moore 25 #6H | 3,968 | 2/28/2012 | 395 | 460 | 325 | 402 |
| Calverley 40 #5H | 3,816 | 3/5/2012 | 511 | 588 | 387 | 457 |
| Lynda 41 #3H | 3,632 | 4/5/2012 | 302 | 333 | 183 | 208 |
| East Boxcar 48 #4H | 3,824 | 4/26/2012 | 524 | 659 | 325 | 414 |
| Guthrie Trust A #1906H | 4,068 | 5/24/2012 | 667 | 797 | 509 | 636 |
| Cox Bundy 16 #3H | 4,382 | 6/20/2012 | 1,046 | 1,227 | 756 | 922 |
| Sugg-A-142-1H | 6,695 | 7/6/2012 | 777 | 944 | 614 | 764 |
| Lazy E #1402H | 7,052 | 8/28/2012 | 1,034 | 1,175 | 566 | 627 |
| Bearkat #904H | 4,807 | 9/12/2012 | 838 | 1,064 | 615 | 831 |
| SRH B 8-1H | 6,937 | 12/11/2012 | 406 | 465 | 309 | 359 |
| Bearkat 1505H | 7,282 | 1/9/2013 | 1,174 | 1,380 | 835 | 1,007 |
| Mercer 8-6-1H | 7,200 | 2/19/2013 | 273 | 308 | 189 | 209 |

[1] Well completions as of 6/30/13

[2] Based on long lateral completions of over 6,000 ft with at least 30 days of production history past peak production as of 8/1/13

125

NYSE: LPI www.laredopetro.com

NYSE: LPI www.laredopetro.com Three-Stream Laredo reports on a two-stream basis to match its ownership in production Two-Stream vs. Three-Stream Three-Stream 2Q-13 Production 2Q-13 Revenue ~20% Increase No revenue impact Two-Stream Oil 43% Gas 57% Two-Stream Oil 69% Gas 31% Oil 37% Gas 37% NGL 26% Oil 69% Gas 16% NGL 15% Pricing Impact Gas Q2 -2013 Avg. LPI realizations $4.63 Q2-2013 Avg. NYMEX Henry Hub $4.09 Benefit to LPI +13% 126

NYSE: LPI www.laredopetro.com Sample Wolfcamp Hz 3-Stream Conversion 986 Mcf/D Wellhead Gas 550 Bbl/D Wellhead Oil Conversion 740 Mcf/D Gas Shrinkage Factor: 25% 158 Bbl/D NGL Yield: 160 Bbl / Wellhead MMcf Natural Gas % of Total Volume: 15% NGL % of Total Volume: 19% Oil % of Total Volume: 66% 2-Stream -Wellhead Wet Gas: 986 Mcf/D Oil: 550 Bbl/D Total: 715 BOE/D 3-Stream % of Total Volume: 23% % of Total Volume: 77% 1,409 MMcf Wellhead Gas 523 MBbl Wellhead Oil 1,057 MMcf Gas Shrinkage Factor: 25% 225 MBbl NGL Yield: 160 Bbl / Wellhead MMcf Natural Gas % of Total Volume: 19% NGL % of Total Volume: 24% Oil % of Total Volume: 57% Wet Gas: 1,409 MMcf Oil: 523 MBbl Total: 758 MBOE EUR Dry Gas: 1,057 MMcf NGL: 225 MBbl Oil: 523 MBbl Total: 924 MBOE % of Total Volume: 31% % of Total Volume: 69% 30-Day IP EUR 30-Day IP Dry Gas: 704 Mcf/D NGL: 158 Bbl/D Oil: 550 Bbl/D Total: 831 BOE/D 127

NYSE: LPI www.laredopetro.com Sample Cline Hz 3-Stream Conversion 1,208 Mcf/D Wellhead Gas 544 Bbl/D Wellhead Oil Conversion 906 Mcf/D Gas Shrinkage Factor: 25% 193 Bbl/D NGL Yield: 160 Bbl / Wellhead MMcf Natural Gas % of Total Volume: 17% NGL % of Total Volume: 22% Oil % of Total Volume: 61% 2-Stream -Wellhead Wet Gas: 1,208 Mcf/D Oil: 544 Bbl/D Total: 746 BOE/D 30-Day IP Dry Gas: 906 Mcf/D NGL: 193 Bbl/D Oil: 544 Bbl/D Total: 888 BOE/D 3-Stream % of Total Volume: 27% % of Total Volume: 73% 1,488 MMcf Wellhead Gas 372 MBbl Wellhead Oil 1,116 MMcf Gas Shrinkage Factor: 25% 238 MBbl NGL Yield: 160 Bbl / Wellhead MMcf Natural Gas % of Total Volume: 23% NGL % of Total Volume: 30% Oil % of Total Volume: 47% Wet Gas: 1,488 MMcf Oil: 372 MBbl Total: 620 MBOE EUR Dry Gas: 1,116 MMcf NGL: 238 MBbl Oil: 372 MBbl Total: 796 MBOE % of Total Volume: 40% % of Total Volume: 60% 30-Day IP EUR 128

NYSE: LPI www.laredopetro.com $ millions, except per unit data Historical Financial & Operating Data 2010 2011 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Realized oil price ($/Bbl)1 $77.26 $88.62 $86.69 $86.58 $81.00 $83.03 $89.80 Realized natural gas price ($/Mcf)1 $6.32 $6.67 $5.02 $4.82 $4.68 $4.83 $4.64 Average daily production (Boe/D) 14,278 23,709 30,874 30,835 33,261 34,722 35,494 Adjusted EBITDA EBITDA2 $194.5 $388.4 $452.6 $110.8 $113.9 $117.0 $130.0 Capital expenditures ($461) ($707) ($941) $251 ($204) ($198) $195 Per unit metric ($/Boe): Lease operating expenses $4.16 $5.00 $5.96 $5.84 $6.57 $7.18 $6.87 Production & ad valorem taxes $3.01 $3.70 $3.33 $4.26 $3.04 $3.66 $3.01 Depreciation, depletion and amortization $18.69 $20.38 $21.56 $22.53 $22.06 $20.64 $20.51 General & administrative $5.93 $5.90 $5.50 $5.01 $5.21 $5.25 $6.35 1 Prices include realized hedge revenue 2 See following slide for a reconciliation of Adjusted EBITDA 129

NYSE: LPI www.laredopetro.com ($ thousands, unaudited) Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation Pro-forma 1 2010 2011 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q2 2013 Net income (loss) 86,248 105,554 61,654 (7,384) 11,828 1,409 35,812 32,716 Plus: Interest expense 18,482 50,580 85,572 24,423 24,791 25,349 25,943 24,380 Depreciation, depletion & amortization 97,411 176,366 243,649 63,925 67,504 65,130 66,234 47,273 Impairment of long-lived assets – 243 0 – – – – – Write-off of deferred loan costs – 6,195 0 – – – – – Loss on disposal of assets 30 40 52 1 43 – 59 59 Unrealized losses (gains) on derivative financial instruments 11,648 (20,890) 16,522 31,150 2,301 20,536 (22,985) (22,985) Realized losses (gains) on interest rate derivatives 5,238 4,873 2,115 84 93 101 105 105 Non-cash equity-based compensation 1,257 6,111 10,056 2,767 2,454 3,217 4,463 4,463 Income tax expense (benefit) (25,812) 59,374 32,949 (4,154) 4,922 1,263 20,338 18,598 Adjusted EBITDA $194,502 $388,446 $452,569 $110,812 $113,936 $117,005 $129,969 $104,609 1 Pro-forma for Company’s divestiture of its Anadarko Basin assets 130

NYSE: LPI www.laredopetro.com Operator Zone Lateral Length D+C ($MM) EUR (3-stream) PD F&D (D+C / EUR) Feet $MM MBOE $/BOE Laredo (LPI) Upper Wolfcamp 7,500’ $7.8 924 $8.44 Laredo (LPI) Middle Wolfcamp 7,500’ $7.8 793 $9.84 Laredo (LPI) Lower Wolfcamp 7,500’ $8.5 814 $10.44 Laredo (LPI) Cline 7,500’ $9.0 796 $11.31 Approach (AREX) Wolfcamp A,B,C 7,000’ $5.5 450 $12.22 Pioneer (PXD) Wolfcamp A,B 7,000’ $7.5 – $8.5 650 $12.31 Diamondback (FANG) Wolfcamp B 7,500’ $7.5 - $8.5 600 $13.33 Pioneer (PXD) Southern JV Area Wolfcamp B 8,300’ $7.5 - $8.0 575 $13.48 Proved Developed F&D Reconciliation 1 Source: Company 2 Midland Basin peers shown represent published drill and complete costs and type curve EURs from Approach (AREX), Diamondback (FANG), Pioneer (PXD) and Pioneer ‘s(PXD) southern JV acreage (See Appendix) 3 Calculated from publicly disclosed company data. Calculation presented as well cost / EUR (3-stream) 131

# Hedging Program: Protect and Stabilize Cash Flows

## *Oil Positions As of Sept. 1, 2013*

| | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|
| OIL[1] | Remainder of year | | | |
| **Puts:** | | | | |
| Hedged Volume (Bbls) | 360,000 | 540,000 | 456,000 | - |
| Average price ($/Bbl) | $65.00 | $75.00 | $75.00 | $- |
| **Swaps:** | | | | |
| Hedged Volume (Bbls) | 1,017,000 | 2,157,496 | - | - |
| Average price ($/Bbl) | $99.65 | $94.44 | $- | $- |
| **Collars:** | | | | |
| Hedged Volume (Bbls) | 256,000 | 726,000 | 2,222,500 | 1,860,000 |
| Average floor price ($/Bbl) | $79.38 | $75.45 | $79.43 | $80.00 |
| Average ceiling price ($/Bbl) | $121.67 | $129.09 | $101.82 | $91.37 |
| **Total Volume w/floor (Bbls)** | **1,633,000** | **3,423,496** | **2,678,500** | **1,860,000** |
| **Wtd. avg floor price ($/Bbl)** | **$88.00** | **$86.66** | **$78.68** | **$80.00** |

## *Natural Gas Positions As of Sept. 1, 2013*

| | 2013 | 2014 | 2015 |
|---|---|---|---|
| NATURAL GAS[2] | Remainder of year | | |
| **Puts:** | | | |
| Hedged Volume (MMBtu) | - | - | - |
| Average price ($/MMBtu) | $- | $- | $- |
| **Swaps:** | | | |
| Hedged Volume (MMBtu) | - | - | - |
| Average price ($/MMBtu) | $- | $- | $- |
| **Collars:** | | | |
| Hedged Volume (MMBtu) | 4,280,000 | 9,600,000 | 8,160,000 |
| Average floor price ($/MMBtu) | $3.01 | $3.00 | $3.00 |
| Average ceiling price ($/MMBtu) | $4.68 | $5.50 | $6.00 |
| **Total Volume w/floor** | **4,280,000** | **9,600,000** | **8,160,000** |
| **Wtd. average floor price[3]** | **$3.91** | **$3.93** | **$3.93** |

*[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices Include basis swaps.*
*[2] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA Index gas price.*
*[3] $/Mcf is converted based upon Company average BTU content of 1.311; prices Include basis swaps*

NYSE: LPI www.laredopetro.com
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